UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

Calvert Municipal Fund, Inc.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2004


Item 1.  Report to Stockholders.

Calvert

Investments that make a difference(R)

June 30, 2004

Semi-Annual Report

Calvert Municipal Fund, Inc.

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter

2

Portfolio Manager Remarks

4

Schedule of Investments

11

Statement of Assets and Liabilities

17

Statements of Operations

18

Statements of Changes in Net Assets

19

Notes to Financial Statements

21

Financial Highlights

25

Explanation of Financial Tables

27

Proxy Voting Disclosure

29

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Dear Shareholders:

Overall, stocks edged forward during the first half of 2004, receiving a boost in June as markets reacted positively to the handover of power in Iraq and stronger earnings prospects. However, it generally was a challenging period for equities, with stocks up and down but trading within a fairly narrow price range in reaction to economic and political uncertainty. The S&P 500 Index ended the first half of the year up 3.44%, while the smaller-capitalization Russell 2000 Index appreciated 6.76% for the same period. Generally, value funds performed better than growth funds through the first six months of 2004.1

Through the reporting period, both the stock and bond markets were affected by the interplay of positives and negatives--good news on the earnings front juxtaposed against ongoing global uncertainties as well as concerns about the pace and magnitude of expected Fed rate increases. Bond-fund total returns generally fell during the second quarter, wiping out earlier-year gains across most fixed-income categories. General taxable bond funds, as measured by the Lehman U.S. Credit Index, fell -0.27% for the first half of the year, while general municipal funds, represented by the Lehman Municipal Bond Index, slipped back by -0.68% over the same period.

We believe that, going forward, the financial markets offer investors long-term opportunities in line with their historical averages. Over the past 50 years, stocks--as measured by the S&P 500--have produced average annual total returns of 11.4%, according to Ibbotson Associates, a well-known publisher of financial data. Our belief is that the high-flying, late 1990's that produced stock returns in excess of 20% were an anomaly and are unlikely to be repeated. In today's market environment, a strengthening economy should make it easier for companies to grow their earnings, ultimately boosting stock prices. And, even in the fixed-income markets, where rising interest rates are likely to be a factor for some time, investors can benefit from evolving conditions. Remember that while rising rates can be expected to force bond prices down in the short term, these same higher rates can mean higher returns on reinvested bond income. At the same time, bonds can continue to provide income and portfolio-diversification benefits to investors.

Now, as always, it's important not to get too caught up in short-term market developments and instead maintain realistic expectations and focus on developing a sound, diversified investment strategy. We encourage you to work with a financial professional to find the investment solutions that can work best for you, given your unique set of circumstances, goals, and attitudes toward risk.

Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek

President and CEO

July 2004

1  For the six-month period ended June 30, 2004, the Russell 3000 Value Index returned at 4.23% versus 2.96% for the Russell 3000 Growth Index.

Portfolio Managers

Thomas A. Dailey*

*(see p. 29)

Gary Miller

Dan Hayes

Fund Information asset allocation intermediate tax-exempt bonds NASDAQ symbol National CINMX CUSIP number National 131616-20-3

Calvert National Municipal Intermediate Fund

Performance

The Calvert National Municipal Intermediate Fund returned

-1.15% for the six-month period ended June 30, 2004. The benchmark Lehman 10-Year Municipal Bond Index returned -0.81%, and the Lipper Intermediate Municipal Debt Funds Average returned -1.00% for the same period. The Fund remains in the top 40th percentile in the Lipper Intermediate Municipal category for the three- and five-year periods ended June 30, 2004.

Investment Climate

The first half of 2004 was divided into two distinct environments for fixed-income investments.  In the first quarter, initially reported job growth was much weaker than had been expected, raising expectations that the Federal Reserve would postpone hiking the target Fed funds rate until well into 2004, or even until 2005. In the second quarter, however, job growth was much stronger than expected, and a number of inflation measures were on the rise.

As a result, over the first six months of 2004, interest rates moved in roller-coaster fashion, with the benchmark 10-year Treasury note yield falling to 3.68% in March before rising sharply to almost 5% by the middle of June. Mortgage rates and other private-sector, long-term interest rates also moved sharply up and down throughout the first half. After posting attractive gains in the first quarter, broad bond-market indices fell in the second quarter, and returns for the first half of 2004 were basically flat.

Municipal rates ended the first quarter slightly lower as a result of the weak labor market, Fed patience, and foreign investment in Treasuries. However, the dramatic rise in interest rates that occurred during the second quarter was in reaction to both the stronger-than-expected economic performance and anticipation of a series of Fed rate hikes.

Comparative Investment Performance (Total Return)

(as of 6.30.04)

National        Lipper Lehman

         Municipal      Intermediate   Muni.

         Intermediate   Muni. Debt    10-Year Bond

         Fund   Funds Avg.    Index TR

6 month        (1.15%)        (1.00%)        (0.81%)

1 year  (0.63%)        0.02% 0.42%

5 year*         5.24% 4.92% 6.11%

10 year*        5.43% 5.28% 6.47%

Comparative investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio Strategy

When the year started, our portfolio duration was slightly longer than that of other funds in our peer group. During the first quarter of the year, interest rates declined, and the Fund performed better than it did in the second quarter, when interest rates rose sharply. During the second quarter, we'd shortened the portfolio's duration in anticipation of higher interest rates and stronger economic indicators. Based on the timing of this shortening strategy, as well as the decline in bond prices during the second quarter, the Fund slightly underperformed its peer group during the second half of the reporting period.

The Fund continues to maintain its high quality of investments, with approximately 70% of the portfolio invested in AAA-rated securities. The Fund is still well diversified in various sectors, with Transportation, Health and Hospital, General Obligation Bonds, and Public Facilities the top components of the portfolio.

Going forward

In light of anticipated higher interest rates, we intend to maintain our shorter portfolio duration and to continue purchasing high-quality bonds with higher coupons. We believe these bonds should outperform in a rising-interest-rate environment.

Outlook

The Fed hiked interest rates one-quarter point (0.25%) at its June Federal Open Market Committee (FOMC) meeting, the first increase in four years. Looking ahead, the Fed clearly signaled its intention to raise short-term interest rates in a slow and predictable pattern. However, this course may be altered if incoming economic data force an adjustment to the Fed's outlook for economic growth and price stability.

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

National Intermediate
average annual
total return

as of 6.30.04
1 year	(3.36%)
5 year	4.66%
10 year	5.14%

Portfolio
statistics

weighted
average maturity
National Intermediate
6.30.04	7 years
12.31.03	7 years

effective duration
National Intermediate
6.30.04	3.96 years
12.31.03	5.05 years

monthly
dividend yield
National Intermediate
6.30.04	3.26%
12.31.03	2.57%

30 day SEC yield
National Intermediate
6.30.04	3.08%
12.31.03	2.84%

Investors adjusted to Fed policy, and now general market expectations and bond market prices reflect anticipated quarter-point rate hikes at each FOMC meeting into next year. We believe that any material deviation from these expectations would cause interest rates to fluctuate further.

Market interest rates have been rising over the last year, and we expect some further increase unless economic growth unexpectedly slumps or some unexpected event shocks the market. While the bond bear market may continue well into 2005, we are hopeful that more than half of the increase in long-term interest rates is behind us. Given that the Fed has just started hiking short-term rates, however, we continue to recommend that fixed-income investors remain defensive, with shorter durations and a well-diversified portfolio.

July 2004

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Managers

Thomas A. Dailey*

*(see p. 29)

Gary Miller

Dan Hayes

Fund Information asset allocation short-intermediate tax-exempt bonds NASDAQ symbol California CCIMX CUSIP number California 131616-10-4

Calvert California Limited-Term Municipal Fund

(formerly Calvert California Municipal Intermediate Fund)

Performance

For the six-month period ended June 30, 2004, the Fund returned -0.05%, 0.26% higher than that of the benchmark Lehman 3-Year Municipal Bond Index (at -0.31%). The Fund's six-month return was less than the Lehman 1-Year Municipal Bond Index (at 0.28%).

The Fund's return was also 0.60% higher than that of the Lipper California Short-Intermediate Municipal Debt Funds Average's return of -0.65%.

Investment Climate

The first half of 2004 was divided into two distinct environments for fixed-income investments.  In the first quarter, initially reported job growth was much weaker than had been expected, raising expectations that the Federal Reserve would postpone hiking the target Fed funds rate until well into 2004, or even until 2005. In the second quarter, however, job growth was much stronger than expected, and a number of inflation measures were on the rise.

As a result, over the first six months of 2004, interest rates moved in roller-coaster fashion, with the benchmark 10-year Treasury note yield falling to 3.68% in March before rising sharply to almost 5% by the middle of June. Mortgage rates and other private-sector, long-term interest rates also moved sharply up and down throughout the first half of the year. After posting attractive gains in the first quarter, broad bond-market indices fell in the second quarter, and returns for the first half of 2004 were basically flat.

Municipal rates ended the first quarter slightly lower as a result of the weak labor market, Fed patience, and foreign investment in Treasuries. However, the dramatic rise in interest rates that occurred during the second quarter was in reaction to both the stronger-than-expected economic performance and anticipation of a series of Fed rate hikes.

Portfolio Strategy

The Fund began the year with a duration of 1.3 years, reflecting the new investment objective of a short-term fund.1 We have kept duration short in anticipation of rising interest rates. Investments in high-quality issues -- ranked AA or better -- averaged approximately 70% of the portfolio during this period.

For this reporting period, the Fund has outperformed its peer-group averages because of its investment income and shorter duration, especially in light of the sharp increase in interest rates during the second quarter. We are generally shorter in duration than most other funds in our benchmark indices. The Fund is well diversified across various sectors, with Utilities, Transportation, Housing, and General Obligation Bonds as the leading components.

California bonds experienced more narrow interest-rate spreads in June as a result of strong investor demand and a lack of further supply following the issuance of California's economic-recovery bonds. Thus far in 2004, the state has issued in excess of $36 billion in bonds, and the near-term supply for bond issuance is anticipated to be below normal levels. We believe California's economy appears to be stabilizing and may see further improvement as the state nears passage of its 2005 budget.

1 Effective December 31, 2003, the Portfolio's name was changed to Calvert California Limited-Term Municipal Fund. The Portfolio will maintain an average dollar-weighted maturity of three years or less (previously three to 10 years) and its duration will typically range between zero and three years.

Comparative Investment Performance (Total Return)

(as of 6.30.04)

	California	Lehman	Lehman	Lehman	Lipper CA Short-	Lipper CA
	Limited-Term	3-Year	1-Year	Muni.	Intermediate	Intermediate
	Municipal	Municipal Bond	Municipal Bond	10-Year Bond	Debt Funds	Muni. Debt
	Fund	Index TR	Index TR	Index TR	Average	Funds Avg.
6 month	(0.05%)	(0.31%)	0.28%	(0.81%)	(0.65%)	(1.12%)
1 year	(1.02%)	0.61%	0.93%	0.42%	(0.01%)	0.02%
5 year*	4.54%	4.61%	3.69%	6.11%	4.04%	4.88%
10 year*	4.82%	4.85%	4.13%	6.47%	4.44%	5.34%

Comparative investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Growth of a hypothetical $10,000 investment

Average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. (Effective December 31, 2003, the Portfolio reduced its sales charge from 2.75% to 1.00%) No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc. The Portfolio changed its benchmarks in December 2003 to those more closely correlated with its shorter duration investment strategy.

California Limited-Term
average annual
total return

as of 6.30.04
1 year	(1.98%)
5 year	4.34%
10 year	4.72%

Going forward

One benchmark for our Fund is the Lipper California Short-Intermediate Municipal Debt Funds Average, which includes funds with average maturities of up to five years. The Fund's average maturity is at the low end of this range (less than two years). As a result, we typically lag our peer group in a flat- or declining-interest-rate environment and outperform when rates rise. Our goal in keeping a short average maturity is to limit the Fund's share price volatility in all interest-rate cycles. Since the Fed has indicated its intention to raise the Fed Funds rate, we believe our Fund is well positioned in the current environment.

Outlook

The Fed hiked interest rates one-quarter point (0.25%) at its June Federal Open Market Committee (FOMC) meeting, the first increase in four years. Looking ahead, the Fed clearly signaled its intention to raise short-term interest rates in a slow and predictable pattern. However, this course may be altered if incoming economic data force an adjustment to the Fed's outlook for economic growth and price stability.

Investors adjusted to Fed policy, and now general market expectations and bond market prices reflect anticipated quarter-point rate hikes at each FOMC meeting into next year. We believe that any material deviation from these expectations would cause interest rates to fluctuate further.

Market interest rates have been rising over the last year, and we expect some further increase unless economic growth unexpectedly slumps or some unexpected event shocks the market. While the bond bear market may continue well into 2005, we are hopeful that more than half of the increase in long-term interest rates is behind us. Given that the Fed has just started hiking short-term rates, however, we continue to recommend that fixed-income investors remain defensive, with shorter durations and a well-diversified portfolio.

Portfolio
Statistics

weighted
average maturity
California Limited-Term
6.30.04	2 years
12.31.03	2 years

effective duration
California Limited-Term
6.30.04	1.39 years
12.31.03	1.51 years

monthly
dividend yield
California Limited-Term
6.30.04	1.86%
12.31.03	1.39%

30 day SEC yield
California Limited-Term
6.30.04	1.96%
12.31.03	1.46%

July, 2004

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

National Fund

Schedule of Investments

June 30, 2004

	Principal
Municipal Obligations - 94.8%	Amount	Value
Alabama - 1.6%
Homewood Educational Building Authority Revenue Bonds,
5.25%, 12/1/15 (callable, 6/1/11 @ 102)	$1,220,000	$1,312,964

Alaska - 2.6%
State Industrial Development & Export Authority Revenue Bonds,
5.70%, 4/1/11 (callable, 4/1/07 @ 102)	2,000,000	2,143,920

Arkansas - 1.2%
Greene County Sales & Use Tax Revenue Bonds, 4.75%, 6/1/11	890,000	951,045

California - 5.5%
Alameda-Contra Costa Schools Financing Authorities
Adjustable COPs, 1.19%, 8/1/24	415,000	415,000
Golden State Tobacco Securitization Corp. Tobacco Settlement
Revenue Bonds, 5.25%, 6/1/15 (callable, 6/1/05 @ 100)	1,000,000	1,006,370
Metropolitan Water District of Southern California Revenue VRDN,
1.10%, 7/1/36	2,150,000	2,150,000
State SAVR GO Bonds, 1.95%, 5/1/33	1,000,000	999,910

Colorado - 3.7%
Pitkin County Industrial Development Revenue Bonds,
1.09%, 4/1/16 (callable/putable, 7/20/04 @ 100) (r)	1,000,000	1,000,112
Plaza Metropolitan District Number 1 Revenue Bonds,
7.375%, 12/1/13	2,000,000	2,035,760

Florida - 4.2%
Dade County Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08	1,000,000	1,105,670
Dade County Aviation Revenue Bonds, 5.375%, 10/1/09
(callable, 10/1/07 @ 101)	1,685,000	1,796,143
Port St. Lucie Special Tax Assessment Revenue Bonds, 5.00%, 9/1/12	550,000	593,269

Georgia - 4.0%
Fulton County GO Bonds, 5.25%, 1/1/12	1,000,000	1,100,050
George L Smith II World Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,226,680

Illinois - 2.0%
Chicago Tax Allocation Bonds, 6.25%, 11/15/13
(callable, 11/15/11 @ 100)	1,500,000	1,633,170

Maryland - 0.4%
Cecil County Health Department COPs, 7.875%, 7/1/14	317,000	319,095

	Principal
Municipal Obligations - Cont'd	Amount	Value
Massachusetts - 0.6%
State Housing Finance Authority Revenue Bonds, 5.40%, 12/1/23
(callable, 4/1/10 @ 100)	$480,000	$486,634

Michigan - 2.4%
Detroit Convention Facility Revenue Bonds, 5.00%, 9/30/10	1,000,000	1,079,710
Oakland County Economic Development Corp. LO Revenue Bonds,
6.375%, 11/1/14 (callable, 11/1/04 @ 100) (r)	500,000	508,385
State Higher Education Facilities Authority Revenue Bonds,
7.00%, 11/1/05 (callable, 11/1/04 @ 102)	420,000	435,145

Missouri - 3.4%
St. Louis Airport Revenue Bonds, 5.50%, 7/1/10	565,000	612,336
St. Louis County Convention & Sports Facility Revenue Bonds,
5.25%, 8/15/10	2,000,000	2,190,560

Nevada - 1.2%
Clark County Improvement VRDN, 1.08%, 2/1/21	1,000,000	1,000,000

New Jersey - 8.3%
Camden County Improvement Authority Revenue Bonds,
5.25%, 9/1/13	1,000,000	1,097,200
Mercer County Improvement Authority Revenue Bonds,
5.00%, 12/15/14 (callable, 12/15/13 @ 100)	1,000,000	1,069,960
State Transportation Authority Revenue Bonds:
6.50%, 6/15/11 (Series B, Prerefunded)	745,000	877,275
6.50%, 6/15/11 (Series B, Unrefunded Balance)	1,255,000	1,470,835
State Turnpike Authority Revenue Bonds, 6.00%, 1/1/13	2,000,000	2,303,020

New York - 10.1%
New York City GO Bonds:
5.75%, 8/1/11 (callable, 8/1/10 @ 101)	1,660,000	1,853,888
5.35%, 8/1/12 (callable, 8/1/08 @ 101)	1,000,000	1,083,610
State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,146,030
State Thruway Authority Service Contract Revenue Bonds,
5.25%, 4/1/10 (callable, 4/1/07 @ 102)	1,345,000	1,448,995
State Urban Development Corp. Revenue Bonds, 5.25%, 1/1/14	2,500,000	2,736,750
Westchester County IDA Civic Facility Revenue Bonds,
6.25%, 4/1/05	75,000	76,210

Oklahoma - 6.3%
Citizen Potawatomi Nation Tax Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,207,359
State Industries Authority Revenue Bonds, 5.50%, 8/15/09	2,760,000	3,023,718

	Principal
Municipal Obligations - Cont'd	Amount	Value
Pennsylvania - 8.5%
Allegheny County Airport Authority Revenue Bonds, 5.75%, 1/1/09	$2,000,000	$2,160,880
Ridley Park Hospital Authority Revenue Bonds, 6.00%, 12/1/13	1,000,000	1,118,760
South Wayne County Water & Sewer Authority Revenue Bonds:
5.95%, 10/15/10	670,000	750,018
5.95%, 10/15/11	730,000	817,987
5.95%, 10/15/12	285,000	320,129
York County Solid Waste & Refuse Authority Revenue Bonds,
5.50%, 12/1/12	1,655,000	1,846,963

Puerto Rico - 3.5%
Commonwealth GO Bonds, 5.50%, 7/1/14	1,500,000	1,689,930
Commonwealth Highway & Transportation Authority Revenue Bonds,
6.25%, 7/1/13	1,000,000	1,181,980

South Carolina - 5.7%
Charleston County Resource Recovery Revenue Bonds, 5.25%, 1/1/10	2,415,000	2,599,820
Greenville Hospital System Facilities Revenue Bonds, 5.25%, 5/1/14
(callable, 5/1/13 @ 100)	1,000,000	1,072,740
State Jobs-Economic Development Authority Health Facilities
Revenue Bonds, 6.50%, 10/1/04	1,000,000	997,820

Tennessee - 3.8%
Knox County Health Educational & Housing Facilities Revenue Bonds,
7.25%, 1/1/09	1,250,000	1,451,337
Memphis-Shelby County Airport Authority Revenue Bonds,
6.25%, 2/15/09	1,000,000	1,113,280
Sevier County Public Building Authority Revenue VRDN,
1.08%, 6/1/11	600,000	600,000

Texas - 11.1%
Amarillo Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	2,985,986
Bexar County State Revenue Bonds, 5.75%, 8/15/11
(callable, 8/15/10 @ 100)	2,000,000	2,229,720
Houston Hotel Occupancy Tax & Special Revenue Bonds,
5.75%, 9/1/12 (callable, 9/1/11 @ 100)	2,100,000	2,348,766
North Forest Independent School District GO Bonds,
6.25%, 8/15/16 (callable, 2/15/06 @ 100)	1,500,000	1,567,200

Virginia - 2.1%
Chesterfield County IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17 (callable, 11/8/10 @ 102)	750,000	795,420
Pocahontas Parkway Association Revenue Bonds, Zero Coupon,
8/15/06	1,150,000	956,317

Washington - 1.4%
Skagit County Public Hospital District No. 1 Revenue Bonds,
5.75%, 12/1/11 (callable, 12/1/07 @ 101)	1,050,000	1,161,164
	Principal
Municipal Obligations - Cont'd	Amount	Value
West Virginia - 1.2%
State Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25 (putable, 4/1/10 @ 102) (r)	$1,000,000	$960,340

Total Investments (Cost $76,257,082) - 94.8%		78,223,335
Other assets and liabilities, net - 5.2%		4,282,637
Net Assets - 100%		$82,505,972

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
5 Year U.S. Treasury Notes	103	9/04	$11,194,813	($75,225)

See notes to financial statements.

CALIFORNIA Fund

Schedule of Investments

June 30, 2004

	Principal
Municipal Obligations - 98.1%	Amount	Value
California - 88.6%
ABAG Finance Authority For Nonprofit Corp. Adjustable COPs,
1.07%, 2/1/25	$1,100,000	$1,100,000
Alameda-Contra Costa Schools Financing Authorities Adjustable
COPs, 1.19%, 8/1/24	735,000	735,000
Central Unified School District COPs, 2.00%, 2/1/24
(callable, 2/1/05, putable, 2/1/06 @ 100)	1,000,000	996,210
Gardena Financing Agency Revenue VRDN, 4.38%, 9/1/11	2,220,000	2,220,000
Golden State Tobacco Securitization Corp. Tobacco Settlement
Revenue Bonds, 5.25%, 6/1/15 (callable, 6/1/05 @ 100)	700,000	704,459
Los Angeles MFH Revenue Bonds, 5.85%, 12/1/27
(callable, 12/1/05 @ 102, putable, 12/1/07 @100)	970,000	1,017,239
Natomas Unified School District COPs, 2.50%, 2/1/28
(callable, 9/1/04, putable, 2/1/05 @ 100)	1,000,000	1,001,830
Sacramento County Tax and Revenue Anticipation Notes,
2.00%, 7/30/04	1,000,000	1,000,700
San Francisco City & County Redevelopment Agency MFH
Revenue VRDN, 1.08%, 10/1/10	1,250,000	1,250,000
Southern California Rapid Transit District Special Assessment
Bonds, 5.90%, 9/1/07	1,000,000	1,101,050
State Department of Transportation Revenue Bonds, 3.00%, 2/1/06	1,000,000	1,016,250
State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	1,325,000	1,434,286
6.00%, 12/1/10 (Prerefunded)	430,000	495,235
6.00%, 12/1/10 (Unrefunded Balance)	570,000	652,331
State Economic Recovery GO Bonds, 5.00%, 7/1/23
(putable, 7/1/07 @ 100)	1,000,000	1,065,910
State Rural Home Mortgage Finance Authority Revenue VRDN,
1.25%, 12/1/06	755,000	755,000
State Public Works Lease Revenue Bonds, 5.00%, 6/1/07	1,000,000	1,055,370
State GO SAVR Bonds, 1.95%, 5/1/33	1,000,000	999,910
Statewide Communities Development Authority Revenue
COPs, 6.00%, 6/1/08	1,000,000	1,113,930

Other - 9.5%
Puerto Rico Commonwealth GO Bonds, 5.30%, 7/1/04	$1,000,000	$1,000,110
Puerto Rico Commonwealth Tax and Revenue Anticipation
Revenue Bonds, 2.00%, 7/30/04	1,120,000	1,120,750

TOTAL INVESTMENTS (Cost $21,632,692) - 98.1%		21,835,570
Other assets and liabilities, net - 1.9%		418,339
Net Assets - 100%		$22,253,909

(r)      Adjustable rate security.

Abbreviations:
COPs : Certificates of Participation	MFH: Multi-Family Housing
GO: General Obligation	SAVR: Select Auction Variable Rate
IDA: Industrial Development Authority	VRDN: Variable Rate Demand Notes
LO: Limited Obligation

See notes to financial statements.

Statements of assets and liabilities

June 30, 2004

	National	California
assets	Fund	Fund
Investments in securities, at value
(Cost $76,257,082, and $21,632,692, respectively)
- see accompanying schedules	$78,223,335	$21,835,570
Cash	340,741	213,961
Receivable for securities sold	2,788,927	65,000
Receivable for shares sold	166,635	--
Interest & dividends receivable	1,161,311	169,151
Collateral at broker for futures (cash)	72,100	--
Other assets	10,366	1,727
Total assets	82,763,415	22,285,409

liabilities
Payable for shares redeemed	119,159	--
Payable for futures variation margin	51,500	--
Payable to Calvert Asset Management Company, Inc.	56,186	15,125
Payable to Calvert Administrative Services Company	5,957	1,144
Payable to Calvert Shareholders Services, Inc.	691	241
Accrued expenses and other liabilities	23,950	14,990
Total liabilities	257,443	31,500
Net Assets	$82,505,972	$22,253,909

net assets consist of:
Paid-in capital applicable to the following Class A shares of common stock, $0.01 par value with 250,000,000 shares authorized:
National Portfolio: 7,638,274 shares outstanding	$80,148,757
California Portfolio: 2,144,395 shares outstanding		$22,043,411
Undistributed net investment income	54,774	4,350
Accumulated net realized gain (loss) on investments	411,413	3,270
Net unrealized appreciation (depreciation) on investments	1,891,028	202,878

Net Assets	$82,505,972	$22,253,909
Net Asset Value Per Share	$10.80	$10.38

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2004

	National	California
Net Investment Income	Fund	Fund
Investment Income:
Interest income	$1,810,910	$289,002

Expenses:
Investment advisory fee	249,846	68,723
Transfer agency fees and expenses	43,951	9,308
Accounting fees	13,195	6,276
Directors' fees and expenses	2,797	1,032
Administrative fees	41,662	11,450
Custodian fees	8,874	4,048
Registration fees	11,270	1,842
Reports to shareholders	11,487	4,624
Professional fees	9,448	9,196
Miscellaneous	1,754	1,199
Total expenses	394,284	117,698
Reimbursement from Advisor	--	(9,684)
Fees waived	(4,872)	(3,986)
Fees paid indirectly	(1,647)	(944)
Net expenses	387,765	103,084

Net Investment Income	1,423,145	185,918

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on investments	409,365	3,270

Change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(2,706,510)	(197,815)
Futures	(75,225)	--
	(2,781,735)	(197,815)

Net Realized and Unrealized
Gain (Loss) on Investments	(2,372,370)	(194,545)

Increase (Decrease) in Net Assets
Resulting from Operations	($949,225)	($8,627)

See notes to financial statements.

National Fund

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$1,423,145	$3,012,593
Net realized gain (loss)	409,365	529,399
Change in unrealized appreciation or (depreciation)	(2,781,735)	(39,139)

Increase (Decrease) in Net Assets
Resulting from Operations	(949,225)	3,502,853

Distributions to shareholders from:
Net investment income	(1,397,493)	(2,991,939)
Net realized gain	--	(529,907)
Total distributions	(1,397,493)	(3,521,846)

Capital share transactions:
Shares sold	5,796,005	18,883,276
Reinvestment of distributions	1,223,870	3,117,328
Shares redeemed	(6,775,175)	(22,737,496)
Total capital share transactions	244,700	(736,892)

Total Increase (Decrease) in Net Assets	(2,102,018)	(755,885)

Net Assets
Beginning of period	84,607,990	85,363,875
End of period (including undistributed net investment income
of $54,774 and $29,122, respectively)	$82,505,972	$84,607,990

Capital Share Activity
Shares sold	524,096	1,693,484
Reinvestment of distributions	111,313	281,003
Shares redeemed	(613,022)	(2,052,473)
Total capital share activity	22,387	(77,986)

See notes to financial statements.

California Fund

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$185,918	$820,639
Net realized gain (loss)	3,270	1,402,435
Change in unrealized appreciation or (depreciation)	(197,815)	(1,795,870)

Increase (Decrease) in Net Assets
Resulting from Operations	(8,627)	427,204

Distributions to shareholders from:
Net investment income	(184,707)	(831,545)
Net realized gain	--	(1,114,511)
Total distributions	(184,707)	(1,946,056)

Capital share transactions:
Shares sold	1,853,160	3,129,520
Reinvestment of distributions	127,929	1,488,280
Shares redeemed	(3,869,123)	(8,885,157)
Total capital share transactions	(1,888,034)	(4,267,357)

Total Increase (Decrease) in Net Assets	(2,081,368)	(5,786,209)

Net Assets
Beginning of period	24,335,277	30,121,486
End of period (including undistributed net investment
income of $4,350 and $3,139, respectively)	$22,253,909	$24,335,277

Capital Share Activity
Shares sold	177,129	283,063
Reinvestment of distributions	12,261	139,445
Shares redeemed	(369,470)	(805,593)
Total capital share activity	(180,080)	(383,085)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert Municipal Fund, Inc. is comprised of a municipal intermediate portfolio (National) and a municipal short-term portfolio (California). Each of the Portfolios, collectively the "Fund," is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The operations of each Portfolio are accounted for separately. Class A shares are sold with a maximum front-end sales charge of 2.75% and 1.00% for National and California, respectively.

During 2003, the Board of Directors ("Board") approved the conversion of the Calvert California Municipal Intermediate Portfolio from an intermediate-term California municipal portfolio to a short-term California municipal portfolio.  In this regard, the Board approved a resolution to change the average dollar-weighted maturity of the Portfolio from between three and ten years to three years or less.  The transition to the shortened average dollar-weighted maturity was to be completed by December 31, 2003.  Effective December 31, 2003, the name of the Portfolio changed to the Calvert California Limited-Term Municipal Fund.  Also effective December 31, 2003, the Portfolio reduced the maximum front-end sales charge from 2.75% to 1.00% and the Advisor agreed to limit net annual fund operating expenses to .90%.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Other securities for which market quotations are not available or deemed inappropriate are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2004, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees:  Effective February 1, 2004, the Portfolios began to charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (National) or five days of purchase (California) in the same Portfolio.  The redemption fee is paid to the Portfolio, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Portfolio: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion.

The Advisor has contractually agreed to limit net annual portfolio operating expenses for California through April 30, 2005. The contractual expense cap is 0.90%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Portfolio. For the six months ended June 30, 2004, CASC waived $4,872 and $3,986 of its fee for the National and California Portfolios, respectively.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Portfolio. The Distributor currently does not charge any Distribution Plan expenses. For the six months ended June 30, 2004, CDI received $9,958 and $399 as its portion of commissions charged on sales of the National and California Portfolios, respectively.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $3,861 and $1,369 for the six months ended June 30, 2004 for the National and California Portfolios, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Director fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	National	California
Purchases	$22,658,945	$5,113,590
Sales	27,748,705	1,281,064

The cost of investments owned at June 30, 2004 for federal income tax purposes for each Portfolio are shown in the table below. The table below presents the components of net unrealized appreciation (depreciation) as of June 30, 2004.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
National	$76,217,404	$2,005,931	$2,357,951	($352,020)

California	21,632,560	203,011	263,065	(60,054)

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the six months ended June 30, 2004, purchases and sales transactions were:

	National	California
Purchases	$3,700,000	$5,456,800
Sales	4,830,000	8,700,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at June 30, 2004.

For the six months ended June 30, 2004 borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
National	$9,689	1.56%	$158,150	April 2004
California	33,944	1.58%	1,200,688	April 2004

National Fund

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2004	2003	2002
Net asset value, beginning	$11.11	$11.10	$10.58
Income from investment operations
Net investment income	.18	.38	.42
Net realized and unrealized gain (loss)	(.31)	.08	.60
Total from investment operations	(.13)	.46	1.02
Distributions from
Net investment income	(.18)	(.38)	(.42)
Net realized gains	--	(.07)	(.08)
Total distributions	(.18)	(.45)	(.50)
Total increase (decrease) in net asset value	(.31)	.01	.52
Net asset value, ending	$10.80	$11.11	$11.10

Total return *	(1.15%)	4.21%	9.90%
Ratios to average net assets:
Net investment income	3.42% (a)	3.43%	3.86%
Total expenses	.95% (a)	.94%	.92%
Expenses before offsets	.94% (a)	.93%	.91%
Net expenses	.93% (a)	.92%	.90%
Portfolio turnover	29%	52%	71%
Net assets, ending (in thousands)	$82,506	$84,608	$85,364

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2001	2000	1999
Net asset value, beginning	$10.64	$10.12	$10.82
Income from investment operations
Net investment income	.45	.46	.43
Net realized and unrealized gain (loss)	(.06)	.52	(.64)
Total from investment operations	.39	.98	(.21)
Distributions from
Net investment income	(.45)	(.46)	(.43)
Net realized gains	--	--	(.06)
Total distributions	(.45)	(.46)	(.49)
Total increase (decrease) in net asset value	(.06)	.52	(.70)
Net asset value, ending	$10.58	$10.64	$10.12

Total return *	3.65%	9.91%	(2.01%)
Ratios to average net assets:
Net investment income	4.15%	4.47%	4.12%
Total expenses	.91%	.95%	.93%
Expenses before offsets	.91%	.95%	.93%
Net expenses	.90%	.89%	.90%
Portfolio turnover	43%	32%	38%
Net assets, ending (in thousands)	$77,323	$72,104	$58,093

California Fund

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2004	2003	2002
Net asset value, beginning	$10.47	$11.12	$10.60
Income from investment operations
Net investment income	.09	.32	.38
Net realized and unrealized gain (loss)	(.10)	(.14)	.52
Total from investment operations	(.01)	.18	.90
Distributions from
Net investment income	(.08)	(.33)	(.38)
Net realized gain	--	(.50)	--
Total distributions	(.08)	(.83)	(.38)
Total increase (decrease) in net asset value	(.09)	(.65)	.52
Net asset value, ending	$10.38	$10.47	$11.12

Total return *	(.05%)	1.61%	8.63%
Ratios to average net assets:
Net investment income	1.62% (a)	2.90%	3.47%
Total expenses	1.03% (a)	.96%	.95%
Expenses before offsets	.91% (a)	.94%	.93%
Net expenses	.90% (a)	.93%	.91%
Portfolio turnover	12%	98%	30%
Net assets, ending (in thousands)	$22,254	$24,335	$30,121

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2001	2000	1999
Net asset value, beginning	$10.68	$10.13	$10.74
Income from investment operations
Net investment income	.40	.43	.43
Net realized and unrealized gain (loss)	(.08)	.55	(.61)
Total from investment operations	.32	.98	(.18)
Distributions from
Net investment income	(.40)	(.43)	(.43)
Total increase (decrease) in net asset value	(.08)	.55	(.61)
Net asset value, ending	$10.60	$10.68	$10.13

Total return *	3.04%	9.88%	(1.73%)
Ratios to average net assets:
Net investment income	3.74%	4.14%	4.07%
Total expenses	.92%	.92%	.91%
Expenses before offsets	.92%	.92%	.91%
Net expenses	.89%	.87%	.89%
Portfolio turnover	10%	4%	11%
Net assets, ending (in thousands)	$27,971	$27,592	$30,385

(a)      Annualized.

*        Total return is not annualized for periods less than one year and does not reflect deduction of Class A front-end sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

SENIOR PORTFOLIO MANAGER INFORMATION TABLE

Name: Thomas A. Dailey

Position: Vice President, Tax Exempt and Money Market Division for Calvert Asset Management Company, Inc. (CAMCO)

Portfolio Responsibilities: Mr. Dailey is the senior member of the Tax Exempt and Money Market Division. He manages several of Calvert's award-winning money market portfolios and oversees the implementation of CAMCO's money market investment strategy. Mr. Dailey received a BS in Finance and Administration/Management from LaRoche College and has 10 years of experience in the financial services industry.

PROXY VOTING DISCLOSURE

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC's website at www.sec.gov.

Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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Calvert's

Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Fund

California Limited-Term Muni. Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

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Item 2.  Code of Ethics.

         Not applicable.

Item 3.  Audit Committee Financial Expert.

         Not applicable.

Item 4.  Principal Accountant Fees and Services.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

On March 3, 2004, the Board of Directors adopted procedures by which shareholders may recommend nominees to the Board.  Prior to this date, the Board did not have a formal policy for the consideration of shareholder nominees or a procedure by which shareholders may make recommendations.  The procedures provide that, if the Board determines that a Director vacancy exists or is likely to exist on the Board, the independent Directors consider any candidates for vacancies on the Board from any shareholder of the Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund.   Shareholders of the Fund who wish to nominate a candidate to the Board of a Fund must submit the recommendation in writing to the Board to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda MD 20814.  The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a "Disinterested Director"  -- i.e., not an "interested person" of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

Item 10.  Controls and Procedures.

(a)      The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)      There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)  Not applicable for semi-annual reports.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)  Not applicable.

(b)      A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:     /s/  Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: September 7, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/  Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: September 7, 2004

         /s/  Ronald Wolfsheimer

          Ronald Wolfsheimer

         Treasurer -- Principal Financial Officer

Date: September 7, 2004